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Merrill Lynch Investment Managers


Annual Report

March 31, 2001



CMA New Jersey
Municipal Money Fund

www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.


CMA New Jersey
Municipal Money Fund
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper


TO OUR SHAREHOLDERS:

For the year ended March 31, 2001, CMA New Jersey Municipal Money
Fund paid shareholders a net annualized yield of 3.35%.* As of March 31, 2001, the Fund's 7-day yield was 2.75%.

Economic Environment
During the six-month period ended March 31, 2001, the domestic economy experienced a sharp downturn. US gross domestic product growth for the fourth quarter of 2000 was 1.0%, a sharp decline compared to the 8.3% growth during the same quarter in 1999 and the 2.2% growth recorded during the third quarter of 2000. In response to this dramatic slowing, the Federal Reserve Board aggressively lowered short-term interest rates beginning with an intermeeting 50 basis point (0.50%) reduction in the Federal Funds rate in early January 2001, followed by two additional 50 basis point reductions in late January and mid-March 2001. This monetary easing lowered the Federal Funds rate to 5.0% by the end of the period. The US Treasury market performed well, moving prices higher, especially in the short
- intermediate range of the maturity curve. The one-year Treasury bill, two-year Treasury note and five-year Treasury note experienced strong gains, lowering yields by 190 basis points, 170 basis points and 120 basis points, respectively. US equity prices, led by technology issues, suffered through a very difficult period. All major US equity indexes were down, led by the NASDAQ Composite Index, which lost nearly half of its value since September 30, 2000.


*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.


Investment Strategy
During the six-month period ended March 31, 2001, we followed a neutral investment strategy and maintained the Fund's average portfolio maturity in the 45-day - 50-day range. In tandem with short-term US Treasury yields, New Jersey short-term note yields were sharply lower with the yield on a one-year New Jersey note falling 110 basis points to end the period in the 3.2% range. Despite this drop in yields, we actively purchased municipal notes in the six-month - nine-month maturity range. The majority of the purchases were made before the drop in yields. Because the Fund experienced strong asset inflows during the period, these municipal note purchases were instrumental in maintaining an appropriate level of asset diversification. In addition, the municipal note sector of the Fund's portfolio performed well especially since year end when strong demand for short-term municipal securities moved variable rate demand yields considerably lower. The Fund's tax-exempt commercial paper holdings also performed well. We purchased commercial paper securities with maturities ranging from late February 2001 to early April 2001. We did this in anticipation of the drop in short-term yields that occurred after year end, and these securities enhanced the Fund's performance through the first quarter of 2001. Finally, the strategy we implemented during the 12-month period ended March 31, 2001 enabled us to meet the Fund's primary investment goals: to provide shareholders with a high-quality diversified portfolio, preservation of capital and a competitive yield relative to the Fund's Lipper, Inc. category.

In the coming months, three factors will play important roles in the direction of short-term municipal yields. First, there are the efforts of the Federal Reserve Board to rejuvenate the domestic economy with interest rate reductions. By March 31, 2001, US Treasury investors had priced an additional 75 basis points in monetary easings which, if implemented, would increase the downward pressure on short-term municipal yields. Second, there are the income tax payment outflows that will begin in mid-April. The Fund enters this period well-positioned to meet the increased redemptions that traditionally occur at this time and to take advantage of the expected rise in variable rate yields that occurs as demand for these products lessens. Third, we have the commencement of the note issuance season in June. State and local municipalities have already begun to experience the effect of the slowing economy. For the first time in several years, tax revenues in many regions are coming in below forecasted levels and the drop in revenues may translate into increased issuance in coming months. Finally, we anticipate that the Fund's average portfolio maturity will be extended in the upcoming months as our existing put and note positions mature and are repurchased or reinvested in new issuance.

In Conclusion

We thank you for your continued support of CMA New Jersey Municipal Money Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Steven T. Lewis)
Steven T. Lewis
Vice President and Portfolio Manager


May 9, 2001



CMA NEW JERSEY MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2001                                                         (IN THOUSANDS)
                     Face
State               Amount                             Issue                                                    Value
New Jersey--        $ 7,750   Atlantic City, New Jersey, BAN, 4.85% due 6/08/2001                               $  7,761
68.3%                 8,704   Bethlehem Township, New Jersey, Board of Education, GO, 4.70% due
                              9/06/2001                                                                            8,717
                      9,500   Branchburg Township, Board of Education, 4.80% due 8/16/2001                         9,515
                      5,500   Brigantine, New Jersey, GO, BAN, 4.80% due 5/31/2001                                 5,505
                              Camden County, New Jersey, Improvement Authority Revenue Bonds, VRDN (e):
                     22,400     (Harvest Village Senior Redevelopment Project), Series A, 3.40% due
                                7/01/2029                                                                         22,400
                      1,450     (Jewish Community Center Project), 3.25% due 12/01/2010                            1,450
                     13,900     (Parkview Redevelopment Housing Project), AMT, 3.50% due 7/01/2026                13,900
                      9,900   Chathams District, New Jersey, Board of Education, 3.50% due 7/25/2001               9,915
                      8,125   Clinton Township, New Jersey, BAN, 5% due 7/10/2001                                  8,136
                      7,177   Clipper Tax-Exempt, COP, VRDN, Series 1998-6, 3.55% due 10/01/2017 (e)               7,177
                      8,500   Delaware River and Bay Authority, Delaware, Revenue Bonds, VRDN, Series B,
                              3.15% due 1/01/2030 (a)(e)                                                           8,500
                      9,175   Deptford Township, New Jersey, School District, GO, 3.625% due 9/27/2001             9,198
                     19,970   Eagle Tax-Exempt Trust, New Jersey, GO, VRDN, Series 94C-3005, 3.40% due
                              2/15/2007 (e)                                                                       19,970
                      4,153   East Amwell Township, New Jersey, GO, BAN, 3.75% due 3/08/2002                       4,169
                              East Brunswick Township, New Jersey, BAN:
                      2,400     4.75% due 10/11/2001                                                               2,405
                     11,196     3.25% due 1/18/2002                                                               11,223
                      9,500   East Rutherford, New Jersey, School District, GO, 3.40% due 9/14/2001                9,509
                     10,384   Edison Township, New Jersey, GO, BAN, 4.50% due 6/28/2001                           10,393
                      5,300   Gloucester County, New Jersey, GO, Refunding, BAN, Series A, 4.75% due
                              7/31/2001                                                                            5,308
                     19,750   Jersey City, New Jersey, GO, Promissory Notes, 4% due 3/01/2002                     19,878
                     16,635   Jersey City, New Jersey, GO, Refunding, 5.25% due 7/02/2001                         16,660
                      4,000   Jersey City, New Jersey, Municipal Utilities Authority Project Notes, Series B,
                              5% due 5/03/2001                                                                     4,002
                              Lakewood Township, New Jersey, BAN:
                      2,094     4.75% due 10/05/2001                                                               2,098
                      3,173     4.25% due 1/11/2002                                                                3,187
                     12,170   Margate City, New Jersey, School BAN, 4.85% due 7/18/2001                           12,186
                     17,480   Montgomery Township, New Jersey, GO, BAN, 4.60% due 12/05/2001                      17,515
                      9,388   Montgomery Township, New Jersey, School District, GO, 4.65% due 7/20/2001            9,398
                      2,300   Moorestown Township, New Jersey, GO, BAN, 5.50% due 6/01/2001                        2,303
                      6,450   Morristown, New Jersey, BAN, 5% due 4/30/2001                                        6,453
                     14,075   Municipal Securities Trust Certificates, New Jersey Transportation Revenue
                              Bonds, VRDN, Series 1998-64, Class A, 3.40% due 1/01/2012 (c)(e)                    14,075
                     15,745   Municipal Securities Trust Certificates Revenue Bonds, VRDN, Series 2000-107,
                              Class A, 2.45% due 5/19/2009 (e)                                                    15,745


Portfolio Abbreviations for CMA New Jersey Municipal Money Fund

AMT    Alternative Minimum Tax (subject to)
ARCS   Auction Rate Certificates
BAN    Bond Anticipation Notes
COP    Certificates of Participation
CP     Commercial Paper
DATES  Daily Adjustable Tax-Exempt Securities
EDA    Economic Development Authority
EDR    Economic Development Revenue Bonds
GO     General Obligation Bonds
IDR    Industrial Development Revenue Bonds
MSTR   Municipal Securities Trust Receipts
PCR    Pollution Control Revenue Bonds
TAN    Tax Anticipation Notes
TECP   Tax-Exempt Commercial Paper
VRDN   Variable Rate Demand Notes



CMA NEW JERSEY MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2001 (CONTINUED)                                             (IN THOUSANDS)
                     Face
State               Amount                             Issue                                                    Value
New Jersey          $ 4,000   New Brunswick, New Jersey, GO, 4.80% due 8/31/2001                                $  4,007
(continued)           2,900   New Jersey EDA, Dock Facility Revenue Bonds (Bayonne IMTT Project), VRDN,
                              Series B, 3.15% due 12/01/2027 (e)                                                   2,900
                      4,400   New Jersey EDA, Dock Facility Revenue Refunding Bonds (Bayonne/IMTT
                              Project), VRDN, Series C, 3.15% due 12/01/2027 (e)                                   4,400
                      9,100   New Jersey EDA, EDR (Diocese of Metuchen), VRDN, 3.30% due 3/01/2026 (e)             9,100
                              New Jersey EDA, Economic Development Revenue Bonds, VRDN (e):
                      3,550     (Eatem Realty Company), AMT, 3.60% due 10/01/2013                                  3,550
                        845     (International Vitamin Corp. Project), AMT, 3.40% due 5/01/2003                      845
                      2,720     (Wyckoff Family YMCA Project), 3.55% due 10/01/2017                                2,720
                              New Jersey EDA, Economic Development Revenue Refunding Bonds (e):
                     32,900     (Airis Newark LLC Project), ARCS, AMT, 3.50% due 1/01/2019 (a)                    32,900
                     17,900     (Foreign Trade Zone Project), VRDN, 3.40% due 12/01/2007                          17,900
                      2,458     (RJB Associates Project), VRDN, 3.40% due 8/01/2008                                2,458
                     16,895     (Stolthaven Project), VRDN, Series A, 3.35% due 1/15/2018                         16,895
                      1,145   New Jersey EDA, IDR (Plastic Suppliers Inc. Project), VRDN, AMT, 3.80% due
                              6/01/2006 (e)                                                                        1,145
                      4,000   New Jersey EDA, Industrial and Economic Development Revenue Bonds
                              (Tru Urban Renewal Co.), DATES, 3.95% due 4/01/2019 (e)                              4,000
                              New Jersey EDA, Natural Gas Facilities, Revenue Bonds (New Jersey Natural Gas
                              Co. Project), VRDN, AMT (a)(e):
                      1,100     Series B, 3.50% due 8/01/2030                                                      1,100
                      4,000     Series C, 2.95% due 4/01/2033                                                      4,000
                              New Jersey EDA, Natural Gas Facilities, Revenue Refunding Bonds (New Jersey
                              Natural Gas Co. Project), VRDN (a)(e):
                     13,900     AMT, Series A, 3.50% due 8/01/2030                                                13,900
                      5,600     AMT, Series B, 2.95% due 1/01/2028                                                 5,600
                      2,400     Series A, 3.10% due 1/01/2028                                                      2,400
                              New Jersey EDA, PCR, Refunding (Public Service Electric & Gas Co.), VRDN,
                              Series A (d)(e):
                      2,145     3.25% due 3/01/2012                                                                2,145
                     15,000     3.10% due 9/01/2012                                                               15,000
                      5,000   New Jersey EDA, Port Facility Revenue Bonds (Trailer Marine Crowle), VRDN,
                              3.35% due 2/01/2002 (e)                                                              5,000
                              New Jersey EDA, Revenue Bonds (Chambers Cogeneration), CP, AMT:
                     14,700     2.85% due 4/06/2001                                                               14,700
                     13,400     3.20% due 6/12/2001                                                               13,400
                              New Jersey EDA, Revenue Bonds (Keystone Project), CP, AMT:
                     10,000     2.85% due 4/02/2001                                                               10,000
                     12,200     2.85% due 4/06/2001                                                               12,200
                     19,500     3.20% due 6/12/2001                                                               19,500
                              New Jersey EDA, Revenue Bonds, VRDN (e):
                        850     (Peddie School Project), 3.40% due 2/01/2026                                         850
                      8,500     (Peddie School Project), 3.40% due 2/01/2029                                       8,500
                      2,000     (Peddie School Project), Series B, 2.95% due 2/01/2019                             2,000
                      2,400     (US Golf Association Project), 3.40% due 5/01/2023                                 2,400
                              New Jersey EDA, Revenue Bonds, VRDN, AMT (e):
                        500     (E.P. Henry Corp. Project), 3.40% due 3/01/2005                                      500
                      1,200     (Economic Growth-Patterson), 3.30% due 1/01/2005                                   1,200
                      2,300     (Economic Growth-Patterson), 3.30% due 1/01/2016                                   2,300
                      9,500     (Hoffman-La Roche Inc. Project), 3.45% due 11/01/2011                              9,500
                              New Jersey EDA, Water Facilities Revenue Refunding Bonds (United Water of
                              New Jersey Inc. Project), VRDN (a)(e):
                     27,300     AMT, Series C, 3.40% due 11/01/2025                                               27,300
                     33,200     Series A, 3.30% due 11/01/2026                                                    33,200
                      8,600     Series B, 3.35% due 11/01/2025                                                     8,600



CMA NEW JERSEY MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2001 (CONCLUDED)                                             (IN THOUSANDS)
                     Face
State               Amount                             Issue                                                    Value
New Jersey                    New Jersey Educational Facilities Authority (Princeton University), CP:
(concluded)         $ 2,000     2.95% due 4/05/2001                                                             $  2,000
                      3,000     Revenue Bonds, Series 1997-A, 2.75% due 4/05/2001                                  3,000
                     79,200   New Jersey Sports and Exposition Authority, State Contract Revenue Bonds,
                              VRDN, Series C, 3.50% due 9/01/2024 (d)(e)                                          79,200
                      3,065   New Jersey State Educational Facilities Authority Revenue Bonds (Centenary
                              College Issue), VRDN, Series F, 3.35% due 10/01/2020 (e)                             3,065
                     40,320   New Jersey State Educational Facilities Authority, Revenue Refunding Bonds
                              (College of New Jersey), VRDN, Series A, 3.30% due 7/01/2029 (a)(e)                 40,320
                              New Jersey State Transit, CP, Series 2001:
                     10,500     2.85% due 4/04/2001                                                               10,500
                     10,000     3.05% due 4/04/2001                                                               10,000
                     20,000     2.80% due 4/06/2001                                                               20,000
                      3,000   New Jersey State Transporation Trust Fund Authority, Transportation System
                              Revenue Bonds, Series A, 5% due 6/15/2001                                            3,004
                     27,100   New Jersey State Turnpike Authority, Turnpike Revenue Refunding Bonds, VRDN,
                              Series D, 3.15% due 1/01/2018 (b)(e)                                                27,100
                      5,030   North Brunswick Township, New Jersey, BAN, 4.75% due 5/15/2001                       5,032
                      2,800   Parsippany-Troy Hills Township, New Jersey, School District, 4.75% due
                              8/14/2001                                                                            2,804
                      4,190   Rochelle Park Township, New Jersey, School District Promissory Notes, 5% due
                              8/15/2001                                                                            4,199
                      3,063   Saddle Brook Township, New Jersey, BAN, 3.75% due 2/08/2002                          3,074
                      7,300   Salem County, New Jersey, Industrial Pollution Control Financing Authority
                              Revenue Bonds (E.I. du Pont de Nemours), VRDN, 3.55% due 3/01/2012 (e)               7,300
                     10,200   Salem County, New Jersey, Pollution Control Financing Authority, PCR, Refunding
                              (Public Service Electric and Gas), VRDN, AMT, 3.35% due 4/01/2031 (d)(e)            10,200
                      2,200   Union County, New Jersey, Industrial Pollution Control Financing Authority, PCR,
                              Refunding (Allied Signal Project), VRDN, 3.60% due 12/01/2020 (e)                    2,200
                     13,000   Vineland, New Jersey, GO, Refunding, AMT, BAN, 3.75% due 1/17/2002                  13,076
                      4,777   Washington Township, New Jersey, Warren County, GO, BAN, 3.80% due
                              3/01/2002                                                                            4,796
                      6,481   West Milford Township, New Jersey, GO, Refunding, BAN, 3.40% due 1/18/2002           6,501
                      1,500   Westwood, New Jersey, TAN, 4.75% due 4/13/2001                                       1,500
                      3,981   Woodbridge Boro, New Jersey, BAN, 3.875% due 2/28/2002                               3,999
                     15,000   Woodbridge Township, New Jersey, GO, BAN, 4.75% due 7/27/2001                       15,021

New York/                     Port Authority of New York and New Jersey, CP:
New Jersey--          9,400     2.80% due 4/06/2001                                                                9,400
24.3%                 9,400     4.30% due 4/06/2001                                                                9,400
                     11,750     4.35% due 4/06/2001                                                               11,750
                     20,000     4.35% due 4/10/2001                                                               20,000
                     21,927     3.20% due 6/12/2001                                                               21,927
                      4,000     Series A and B, 2.80% due 4/02/2001                                                4,000
                              Port Authority of New York and New Jersey, Special Obligation Revenue
                              Refunding Bonds (Versatile Structure Obligation), VRDN (e):
                     50,200     AMT, Series 1R, 3.35% due 8/01/2028                                               50,200
                     46,550     AMT, Series 4, 3.45% due 4/01/2024                                                46,550
                     38,150     AMT, Series 6, 3.45% due 12/01/2017                                               38,150
                     56,610     Series 3, 3.30% due 6/01/2020                                                     56,610
                     49,800     Series 5, 3.30% due 8/01/2024                                                     49,800

Puerto                        Government Development Bank of Puerto Rico, TECP:
Rico--6.6%         $ 20,800     2.25% due 4/23/2001                                                           $   20,800
                     19,786     3.25% due 4/27/2001                                                               19,786
                      8,775     3.70% due 6/01/2001                                                                8,775
                      3,620     3.15% due 6/26/2001                                                                3,620
                      4,000     2.90% due 8/27/2001                                                                4,000
                     18,000   Puerto Rico Commonwealth, Highway and Transportation Authority,
                              Transportation Revenue Refunding Bonds, VRDN, Series A, 3.40% due
                              7/01/2028 (a)(e)                                                                    18,000
                              Puerto Rico Electric Power Authority, Power Revenue Bonds, MSTR, VRDN (d)(e):
                      5,010     Series SGA-43, 3.50% due 7/01/2022                                                 5,010
                      6,700     Series SGA-44, 3.50% due 7/01/2023                                                 6,700

                              Total Investments (Cost--$1,299,135*)--99.2%                                     1,299,135

                              Other Assets Less Liabilities--0.8%                                                 10,259
                                                                                                              ----------
                              Net Assets--100.0%                                                              $1,309,394
                                                                                                              ==========


(a)AMBAC Insured.
(b)FGIC Insured.
(c)FSA Insured.
(d)MBIA Insured.
(e)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 2001.
*Cost for Federal income tax purposes.

See Notes to Financial Statements.


CMA NEW JERSEY MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2001
Assets:
Investments, at value (identified cost--$1,299,134,887)                                                  $ 1,299,134,887
Cash                                                                                                             132,356
Receivables:
 Interest                                                                            $     8,153,440
 Securities sold                                                                           3,011,176          11,164,616
                                                                                     ---------------
Prepaid registration fees and other assets                                                                        18,265
                                                                                                         ---------------
Total assets                                                                                               1,310,450,124
                                                                                                         ---------------
Liabilities:
Payables:
 Investment adviser                                                                          448,589
 Distributor                                                                                 383,306
 Beneficial interest redeemed                                                                  1,658             833,553
                                                                                     ---------------
Accrued expenses and other liabilities                                                                           222,121
                                                                                                         ---------------
Total liabilities                                                                                              1,055,674
                                                                                                         ---------------
Net Assets                                                                                               $ 1,309,394,450
                                                                                                         ===============
Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of shares
authorized                                                                                               $   130,940,528
Paid-in capital in excess of par                                                                           1,178,464,423
Accumulated realized capital losses--net                                                                        (10,501)
                                                                                                         ---------------
Net Assets--Equivalent to $1.00 per share based on 1,309,405,279 shares of
beneficial interest outstanding                                                                          $ 1,309,394,450
                                                                                                         ===============


See Notes to Financial Statements.


CMA NEW JERSEY MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2001
Investment Income:
Interest and amortization of premium and discount earned                                                 $    42,898,792
Expenses:
Investment advisory fees                                                             $     4,976,022
Distribution fees                                                                          1,367,840
Transfer agent fees                                                                          118,819
Accounting services                                                                          118,563
Registration fees                                                                             93,178
Professional fees                                                                             60,929
Custodian fees                                                                                57,756
Printing and shareholder reports                                                              29,216
Pricing fees                                                                                  11,080
Trustees' fees and expenses                                                                    5,634
Other                                                                                         12,781
                                                                                     ---------------
Total expenses                                                                                                 6,851,818
                                                                                                         ---------------
Investment income--net                                                                                        36,046,974
Realized Gain on Investments--Net                                                                                  4,333
                                                                                                         ---------------
Net Increase in Net Assets Resulting from Operations                                                      $   36,051,307
                                                                                                         ===============

See Notes to Financial Statements.


CMA NEW JERSEY MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                         For the Year Ended March 31,
Increase (Decrease) in Net Assets:                                                          2001               2000
Operations:
Investment income--net                                                               $    36,046,974     $    25,006,271
Realized gain on investments--net                                                              4,333              69,313
                                                                                     ---------------     ---------------
Net increase in net assets resulting from operations                                      36,051,307          25,075,584
                                                                                     ---------------     ---------------
Dividends to Shareholders:
Dividends to shareholders from investment income--net                                   (36,046,974)        (25,006,271)
                                                                                     ---------------     ---------------
Beneficial Interest Transactions:
Net proceeds from sale of shares                                                       4,364,569,465       3,419,386,917
Value of shares issued to shareholders in reinvestment of dividends                       36,049,983          25,006,093
                                                                                     ---------------     ---------------
                                                                                       4,400,619,448       3,444,393,010
Cost of shares redeemed                                                              (4,177,217,126)     (3,375,709,363)
                                                                                     ---------------     ---------------
Net increase in net assets derived from beneficial interest transactions                 223,402,322          68,683,647
                                                                                     ---------------     ---------------
Net Assets:
Total increase in net assets                                                             223,406,655          68,752,960
Beginning of year                                                                      1,085,987,795       1,017,234,835
                                                                                     ---------------     ---------------
End of year                                                                          $ 1,309,394,450     $ 1,085,987,795
                                                                                     ===============     ===============

See Notes to Financial Statements.


CMA NEW JERSEY MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived
from information provided in the financial statements.                      For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                   2001           2000           1999        1998         1997
Per Share Operating Performance:
Net asset value, beginning of year                      $    1.00      $    1.00    $    1.00    $    1.00     $    1.00
                                                        ---------      ---------    ---------    ---------     ---------
Investment income--net                                        .03            .03          .03          .03           .03
Realized gain on investments--net                            --++           --++         --++         --++          --++
                                                        ---------      ---------    ---------    ---------     ---------
Total from investment operations                              .03            .03          .03          .03           .03
                                                        ---------      ---------    ---------    ---------     ---------
Less dividends from investment income--net                  (.03)          (.03)        (.03)        (.03)         (.03)
                                                        ---------      ---------    ---------    ---------     ---------
Net asset value, end of year                             $   1.00      $    1.00    $    1.00    $    1.00     $    1.00
                                                        =========      =========    =========    =========     =========
Total Investment Return                                     3.35%          2.74%        2.71%        2.97%         2.83%
                                                        =========      =========    =========    =========     =========
Ratios to Average Net Assets:
Expenses                                                     .62%           .64%         .66%         .66%          .68%
                                                        =========      =========    =========    =========     =========
Investment income--net                                      3.27%          2.71%        2.65%        2.92%         2.78%
                                                        =========      =========    =========    =========     =========
Supplemental Data:
Net assets, end of year (in thousands)                 $1,309,394     $1,085,988   $1,017,235   $  799,997    $  683,361
                                                       ==========     ==========   ==========   ==========    ==========


++Amount is less than $.01 per share.

See Notes to Financial Statements.




CMA NEW JERSEY MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
CMA New Jersey Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--
The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup witholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

(f) Expenses--Certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Trust.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial advisors and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.


CMA NEW JERSEY MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services were provided to the Fund by FAM through December 31, 2000. Up to this date, the Fund reimbursed FAM $74,312 for these services. As of January 1, 2001, accounting services are provided to the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay the cost of these services. In addition, the Fund will reimburse FAM for the cost of certain additional accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the years corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 2001, the Fund had a net capital loss carryforward of approximately $11,000, all of which expires in 2006. This amount will be available to offset like amounts of any future taxable gains.



CMA NEW JERSEY MUNICIPAL MONEY FUND
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
CMA New Jersey Municipal Money Fund of
CMA Multi-State Municipal Series Trust:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA New Jersey Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA New Jersey Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Princeton, New Jersey
May 8, 2001



CMA NEW JERSEY MUNICIPAL MONEY FUND
IMPORTANT TAX INFORMATION (UNAUDITED)

All of the net investment income distributions paid daily by CMA New Jersey Municipal Money Fund of CMA Multi-State Municipal Series
Trust during its taxable year ended March 31, 2001 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.



CMA NEW JERSEY MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES

Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Roscoe S. Suddarth--Trustee
Richard R. West--Trustee
Edward D. Zinbarg--Trustee
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Steven T. Lewis--Vice President
Darrin J. SanFillippo--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Donald C. Burke--Vice President and Treasurer
Phillip S. Gillespie--Secretary

Arthur Zeikel, Trustee of CMA New Jersey Municipal Money Fund, has recently retired. The Fund's Board of Trustees wishes Mr. Zeikel well in his retirement.

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*


*For inquiries regarding your CMA account, call (800) CMA-INFO [(800) 262-4636].